Intangible Assets	12 Months Ended
Dec. 31, 2023
Disclosure Of Intangible Assets And Goodwill [Abstract]
Intangible Assets
13. Intangible Assets
Goodwill
The movements in 2023 and 2022 were as follows:

£m
Cost
1 January 2022	10,991.0
Additions[1]	262.6
Disposals	—
Exchange adjustments	891.0
31 December 2022	12,144.6
Additions[1]	319.1
Disposals	—
Exchange adjustments	(484.5)
31 December 2023	11,979.2
Accumulated impairment losses and write-downs
1 January 2022	3,378.7
Impairment losses for the year	37.9
Exchange adjustments	274.6
31 December 2022	3,691.2
Impairment losses for the year	63.6
Exchange adjustments	(164.5)
31 December 2023	3,590.3
Net book value
31 December 2023	8,388.9
31 December 2022	8,453.4
1 January 2022	7,612.3
Note
[1]Additions represent goodwill arising on the acquisition of subsidiary undertakings including the effect of any revisions to fair value adjustments that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations. The effect of such revisions was not material in either year presented.
Other intangible assets
The movements in 2023 and 2022 were as follows:

	Brands with an indefinite useful life	Acquired intangibles	Other	Total
	£m	£m	£m	£m
Cost
1 January 2022[1]	1,067.3	921.4	288.1	2,276.8
Additions	—	—	14.9	14.9
Disposals and derecognition[1]	—	(33.8)	(59.2)	(93.0)
New acquisitions	—	46.5	1.2	47.7
Other movements[2]	—	9.3	0.8	10.1
Exchange adjustments[1]	98.7	129.8	34.7	263.2
31 December 2022[1]	1,166.0	1,073.2	280.5	2,519.7
Additions	—	—	40.0	40.0
Disposals and derecognition	—	(15.1)	(51.8)	(66.9)
Reclassifications	(665.4)	665.4	—	—
New acquisitions	—	138.5	2.9	141.4
Other movements[2]	—	—	17.0	17.0
Exchange adjustments	(28.4)	(47.5)	(9.4)	(85.3)
31 December 2023	472.2	1,814.5	279.2	2,565.9
Amortisation and impairment
1 January 2022[1]	56.8	648.0	212.5	917.3
Charge for the year	—	61.9	21.9	83.8
Impairment charges included within restructuring costs[3]	—	—	29.0	29.0
Disposals and derecognition[1]	—	(33.6)	(59.4)	(93.0)
Exchange adjustments[1]	5.8	108.2	16.7	130.7
31 December 2022[1]	62.6	784.5	220.7	1,067.8
Charge for the year	—	727.9	24.8	752.7
Other movements[2]	—	—	(0.7)	(0.7)
Disposals and derecognition	—	(15.1)	(51.5)	(66.6)
Exchange adjustments	(2.8)	(27.0)	(7.4)	(37.2)
31 December 2023	59.8	1,470.3	185.9	1,716.0
Net book value
31 December 2023	412.4	344.2	93.3	849.9
31 December 2022	1,103.4	288.7	59.8	1,451.9
1 January 2022	1,010.5	273.4	75.6	1,359.5
Notes
[1]The acquired intangibles balances within these line items have been re-presented to reflect the derecognition of previously fully amortised assets that had no future economic benefit in prior periods.
[2]Other movements in acquired intangibles include reclassifications of items previously recorded in trade and other receivables; and revisions to fair value adjustments arising on the acquisition of subsidiary undertakings that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations.
[3]Refer to note 3 for further explanation in relation to the impairment charges included within restructuring costs.
Cash-generating units (CGUs) with significant goodwill and brands with an indefinite useful life as at 31 December are:

	Goodwill		Brands with an indefinite useful life
	2023	2022	2023	2022
	£m	£m	£m	£m
GroupM	3,254.9	3,178.3	—	—
Wunderman Thompson	1,165.0	1,210.8	—	442.0
VMLY&R	814.6	776.0	—	207.6
Ogilvy	809.3	849.8	213.2	222.8
BCW	618.8	646.0	112.7	140.5
AKQA Group	600.1	628.7	—	—
FGS Global	452.1	451.8	—	—
Hill & Knowlton	141.7	145.7	33.2	34.8
Landor Group	115.0	106.5	53.3	55.7
Other	417.4	459.8	—	—
	8,388.9	8,453.4	412.4	1,103.4
Other goodwill represents goodwill on a large number of CGUs, none of which is individually significant in comparison to the total carrying value of goodwill. Separately identifiable brands with an indefinite useful life are carried at historical cost in accordance with the Group’s accounting policy for intangible assets. The carrying values of the other brands with an indefinite useful life are not individually significant in comparison with the total carrying value of brands with an indefinite useful life.
Acquired intangible assets at net book value at 31 December 2023 include brand names of £134.6 million (2022: £142.3 million), customer-related intangibles of £108.2 million (2022: £120.3 million) and other assets (including proprietary tools) of £101.4 million (2022: £26.1 million).
Amortisation and Impairment
The total amortisation and impairment of acquired intangible assets of £727.9 million (2022: £61.9 million, 2021: £97.8 million) includes a charge of £650.1 million (2022: £1.4 million, 2021: £47.9 million) predominantly in regard to certain brands that no longer have any useful life. This includes accelerated amortisation charges of £430.8 million and £202.3 million for Wunderman Thompson and Y&R brands respectively, due to the creation of VML in the fourth quarter of 2023.
In accordance with the Group’s accounting policy, the carrying values of goodwill and intangible assets with indefinite useful lives are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment review is undertaken annually on 30 September. The goodwill impairment charge of £63.6 million (2022: £37.9 million, 2021: £1.8 million) recognised during the year relates to businesses in the Group that have closed or where the impact of current macroeconomic conditions and trading circumstances indicate impairment to the carrying value. This year, £40.3 million of the impairment charge related to the Global Integrated Agencies segment and £23.3 million related to the Specialist Agencies segment.
Impairment assessment process
Under IFRS, an impairment charge is required for both goodwill and other indefinite life assets when the carrying amount exceeds the 'recoverable amount', defined as the higher of fair value less costs of disposal and value in use. The review assessed whether the carrying value of goodwill and intangible assets with indefinite useful lives was supported by the value in use determined as the net present value of future cash flows.
Recoverable amount assessment
Due to the significant number of CGUs, the impairment test was performed in two steps. In the first step, the recoverable amount was calculated for each CGU using the latest available forecasts for 2023 and/or 2024, nil growth rate thereafter (2022: nil) and a conservative pre-tax discount rate of 14.7% (2022: 15.5%). The pre-tax discount rate of 14.7% was above the rate calculated for the global networks of 13.7% (2022: 14.5%). For smaller CGUs that operate primarily in a particular region subject to higher risk, the higher of 14.7% or 100 basis points above the regional discount rate was used in the first step.
The recoverable amount was then compared to the carrying amount, which includes goodwill, intangible assets and other assets. CGUs where the recoverable amount exceeded the carrying amount were not considered to be impaired. Those CGUs where the recoverable amount did not exceed the carrying amount were then further reviewed in the second step.
In the second step, these CGUs were retested for impairment using more refined assumptions. This included using a CGU-specific pre-tax discount rate and management forecasts for a projection period of up to five years, followed by an assumed long-term growth rate of 2.0% (2022: 2.0%). If the recoverable amount using the more specific assumptions did not exceed the carrying value of a CGU, an impairment charge was recorded.
The long-term growth rate is derived from management’s best estimate of the likely long-term trading performance with reference to external industry reports and other relevant market trends. As at 31 December 2023, we have assessed long-term industry trends based on recent historical data and assumed a long-term growth rate of 2.0% (2022: 2.0%). Management has made the judgement that the long-term growth rate does not exceed the long-term average growth rate for the industry.
Discount rates
The discount rate uses the capital asset pricing model (CAPM) to derive the cost of equity along with an estimated cost of debt that is weighted by an appropriate capital structure to derive an indication of a weighted average cost of capital, which is then adjusted for relevant market and asset-specific risk where they are not already adjusted for within the underlying cash flow estimates. The cost of equity is calculated based on long-term government bond yield, an estimate of the required premium for investment in equity relative to government securities and further considers the volatility associated with peer public companies relative to the market. The cost of debt reflects an estimated market yield for long-term debt financing after taking into account the credit profile of public peer companies in the industry. The capital structure used to weight the cost of equity and cost of debt has been derived from the observed capital structure of public peer companies.
The pre-tax discount rate applied to the cash flow projections for the CGUs that operate globally was 13.7% (2022: 14.5%). We developed a global discount rate that takes into account the diverse nature of the operations, as these CGUs operate with a diverse range of clients in a range of industries throughout the world, hence are subject to similar levels of market risks. The pre-tax discount rates applied to the CGUs that have more regional specific operations ranged from 12.6% (2022: 14.0%) to 28.4% (2022: 22.6%).
Discounted cash flow assessment
Our approach in determining the recoverable amount utilises a discounted cash flow methodology, which necessarily involves making numerous estimates and assumptions regarding revenue less pass-through costs growth, operating margins, appropriate discount rates and working capital requirements. The key assumptions used for estimating cash flow projections in the Group’s impairment testing are those relating to operating margins and discount rates. The key assumptions take account of the business’s expectations for the projection period. These expectations consider the macroeconomic environment, industry and market conditions, the CGU’s historical performance and any other circumstances particular to the unit, such as business strategy and client mix.
These estimates will likely differ from future actual results of operations and cash flows, and it is possible that these differences could be material. In addition, judgements are applied in determining the level of CGU identified for impairment testing and the criteria used to determine which assets should be aggregated. A difference in testing levels could affect whether an impairment is recorded and the extent of impairment loss. Changes in our business activities or structure may also result in additional changes to the level of testing in future periods. Further, future events could cause the Group to conclude that impairment indicators exist and that the asset values associated with a given operation have become impaired.
Historically, the Group's impairment losses have resulted from a specific event, condition or circumstance in one or more of our companies, such as the impact of Covid-19 or the loss of a significant client. As a result, changes in the assumptions used in our impairment model have generally not had a significant effect on the impairment charges recognised. Following the £650.1 million amortisation charge recorded in the fourth quarter of 2023, described further above and in note 3, for certain brands that no longer have any useful life, as at 31 December 2023 there are no CGUs for which a reasonably possible change in key assumptions would lead to a significant impairment. The carrying value of goodwill and other intangible assets will continue to be reviewed at least annually for impairment and adjusted down to the recoverable amount, if required.